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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): July 26, 2001



                           STRATEGIC DIAGNOSTICS INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)



            Delaware                        0-68440                56-1581761
  (State or Other Jurisdiction            (Commission           (I.R.S. Employer
       of Incorporation or                    file                Identification
          Organization)                     number)                  Number)



                               111 Pencader Drive
                             Newark, Delaware 19702
                    (Address of principal executive offices)


                                 (302) 456-6789
              (Registrant's telephone number, including area code)








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99 Press Release dated July 26, 2001.


Item 9.  Regulation FD Disclosure

         As is more fully described in the attached press release that is incorporated herein by reference Strategic Diagnostics Inc. ("SDI") announced preliminary results for the second quarter of 2001 as well as the certification of SDI's Mycotoxin test kits by the USDA and the retention of Goldman Sachs & Co. as the company's financial advisor.

         This report, including the news release incorporated herein, contains forward-looking statements reflecting SDI's current expectations. When used in this press release, the words "anticipate", "enable", "estimate", "intend", "expect", "believe", "potential", "will", "should", "project" and similar expressions as they relate to SDI are intended to identify said forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainties, which may cause actual results to differ from those anticipated by SDI at this time. Such risks and uncertainties include, without limitation, changes in demand for products, delays in product development, delays in market acceptance of new products, ability of manufacturers of non-GMO food products to charge premiums to consumers, successful integration of the AZUR Environmental business if and when the acquisition is completed, retention of customers and employees, adequate supply of raw materials, inability to obtain required government approvals, modifications of government regulations, modifications to development and sales relationships, construction delays or cost overruns in the Maine expansion project, delays or unanticipated costs relating to the consolidation of the California facility, the ability to meet increased market demand, the ability to achieve anticipated growth, increasing dependence on the sale of certain products, competition, protection of intellectual property, non-infringement of intellectual property, seasonality, and other factors more fully described in SDI's public filings with the U.S. Securities and Exchange Commission.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               STRATEGIC DIAGNOSTICS INC.


Date:  July 26, 2001                   By:  /s/ Arthur A. Koch, Jr.
                                          --------------------------------
                                            Name: Arthur A. Koch, Jr.
                                            Title: Chief Operating Officer





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                                  EXHIBIT INDEX



Exhibit
  No.                          Description
-------                        -----------

  99            Press Release dated July 26, 2001.